UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2016

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_______________________________ (Address of principal executive offices)		___________ (Zip Code)
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Registrant’s telephone number, including area code:	860-547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Hartford Financial Services Group, Inc. (the “Company”) held its annual meeting of shareholders on May 18, 2016. Shareholders voted as follows on the matters presented for a vote.
1.     The nominees for election to the Company’s Board of Directors were elected to hold office until the 2017 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
ROBERT B. ALLARDICE, III	323,475,409	1,443,300	323,569	35,008,184
TREVOR FETTER	318,274,552	6,571,524	396,202	35,008,184
KATHRYN A. MIKELLS	322,579,828	2,336,360	326,090	35,008,184
MICHAEL G. MORRIS	318,004,716	6,849,149	388,413	35,008,184
THOMAS A. RENYI	318,216,869	6,634,505	390,904	35,008,184
JULIE G. RICHARDSON	323,664,678	1,270,706	306,894	35,008,184
TERESA W. ROSEBOROUGH	320,129,272	4,815,165	297,841	35,008,184
VIRGINIA P. RUESTERHOLZ	319,561,900	5,378,140	302,238	35,008,184
CHARLES B. STRAUSS	315,358,883	9,489,565	393,830	35,008,184
CHRISTOPHER J. SWIFT	306,779,823	11,643,717	6,818,738	35,008,184
H. PATRICK SWYGERT	269,808,598	54,999,199	434,481	35,008,184

2.    The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
355,689,974	4,190,119	370,369	—

3.    The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
305,412,140	18,253,715	1,576,423	35,008,184

4.    The shareholders selected, on a non-binding, advisory basis, every one year as the preferred frequency for the advisory vote on named executive officer compensation based on the following votes:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
291,369,274	677,545	31,920,178	1,275,281	35,008,184

In connection with the annual meeting, the Board of Directors of the Company recommended that shareholders select every one year as the preferred frequency for the advisory vote on named executive officer compensation. On May 19, 2016, following the Company’s annual meeting, in light of the outcome of the shareholder vote and other relevant factors, the Company’s Board of Directors adopted a resolution providing a non-binding, advisory vote on named executive officer compensation would be held every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 19, 2016	By:	/s/ Donald C. Hunt

Name: Donald C. Hunt
Title: Vice President and Corporate Secretary